Principal Funds, Inc.
Supplement dated April 23, 2020
to the Statutory Prospectus dated March 1, 2020
(as previously supplemented)
This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

SUMMARY FOR CORE PLUS BOND FUND
Effective April 30, 2020, delete the Investment Advisor and Portfolio Managers section, and replace with the following:
Investment Advisor and Portfolio Managers
Principal Global Investors, LLC

•	William C. Armstrong (since 2000), Portfolio Manager

•	Randy R. Woodbury (since 2020), Portfolio Manager

MANAGEMENT OF THE FUNDS
Effective April 30, 2020, in The Manager and Advisor section, delete references to Tina Paris and Timothy R. Warrick.
Effective April 30, 2020, add the following to the alphabetical list of PGI portfolio managers:
Randy R. Woodbury has been with Principal® since 1998. He earned a bachelor’s degree in Finance and an M.B.A. in Finance from Iowa State University, as well as a master’s degree in Theology from Midwestern Baptist Theological Seminary. Mr. Woodbury has earned the right to use the Chartered Financial Analyst designation.